                                                                   Exhibit 10.26

                                        September 21, 1994


Mr. Larry Grossman, Chairman
Mr. Arlen Issette, President
FluoroScan Imaging Systems, Inc.
650 B Anthony Trail
Northbrook, Illinois 60062

Dear Larry and Arlen:

This letter will act as an addendum to the Lease between FluoroScan Imaging Systems, Inc. (and its' predecessor HealthMate, Inc.) and Margen Management Company for the premises at 650 B Anthony Trail, Northbrook, Il. dated February 8, 1989. The following items, with our mutual approvals, can simply be attached to the existing Lease.

Term:   March 1, 1995 -- February 28, 1997

Monthly Rent Schedule:

        3/1/95 - 2/28/96        $7,007.77 Per Month
        3/1/96 - 2/28/97        $7,218.00 Per Month

FluoroScan Imaging Systems, Inc. shall have the first right of refusal on any contiguous space as it becomes available.

Except as otherwise stated herein, all terms and conditions of the original Lease dated February 8, 1989 shall continue to remain in force and effect throughout the term of this Lease extension.

Please indicate your acceptance and approval of the foregoing by signing and dating this addendum. This letter shall then constitute a binding Lease pursuant to the terms and conditions herein set forth.

Sincerely,

MARGEN MANAGEMENT COMPANY

/s/Richard J. Pearlman
----------------------

Richard J. Pearlman
President
                         Accepted by:  /s/ Arlen Issette
                                       ---------------------------------------
                                       FluoroScan Imaging System, Inc.
                                       President

                         Date:         9/18/94
                                       ---------------------------------------

March 5, 1990

Mr. Larry Grossman - Chairman
Mr. Arlen Issette - President
HealthMate, Inc.
650B Anthony Trail
Northbrook, Illinois 60062

Dear Larry and Arlen:

This letter will act as an addendum to the Lease for (13,412 Sq. Ft.) 650B Anthony Trail between Margen Management Co. and HealthMate, Inc. dated February 8, 1989. The following items, with our mutual approvals, can simply be attached to the existing lease.

Term:  Five years commencing on March 1, 1990 and expiring on February 28, 1995.

Monthly Rent Schedule:

       3/1/90 - 8/31/90       $5,000.00 Per Month
       9/1/90 - 2/28/91       $5,500.00 Per Month
       3/1/91 - 8/31/91       $6,000.00 Per Month
       9/1/91 - 8/31/92       $6,236.58 Per Month
       9/1/92 - 8/31/93       $6,486.02 Per Month
       9/1/93 - 8/31/94       $6,739.53 Per Month
       9/1/94 - 2/28/95       $7,007.77 Per Month

Additional Work:

Installation by landlord of 2 new outside windows (Approx. size 3' x 6') in west front office. Cost is to be split between the tenant and landlord. Tenants share will not exceed $1,700.00. Payment is due upon completion of work and presentation of contractors invoice.

Front office ceiling tiles to be repositioned to tenants satisfaction.

Landlord will provide a $200.00 allowance for an electric opener for van door.


/s/                                   /s/
-----------------------------------   -----------------------------------
L. Grossman                           A. Issette

                /s/
                -----------------------------------
                             R. Pearlman


Future construction: Landlord hereby grants tenant, at tenant's expense, permission to construct additional offices and work areas including, flooring and lighting in accordance with local zoning and building codes of the Village of Northbrook.

Except as otherwise stated herein, all terms and conditions of the Lease shall continue to remain in force and effect throughout the five year period of this addendum.

Please indicate your acceptance and approval of the foregoing by the signing and dating of this letter. This letter shall constitute a binding lease pursuant to the terms and conditions herein set forth.

Sincerely yours,

Margen Management Co.


Richard J. Pearlman
Vice President

ACCEPTED BY:    HealthMate, Inc.



                /s/
                -------------------------------         ----------------------
                Larry Grossman, Chairman                Date


                /s/
                -------------------------------         ----------------------
                Arlen Issette, President                Date



CC:    Florrie Gottainer

RP/pg

                       SUMMARY OF BASIC LEASE PROVISIONS
                       ---------------------------------


A.     Building and address:
       HARBOR INDUSTRIAL
       650 B ANTHONY TRAIL
       NORTHBROOK, ILLINOIS 60062
B.     Landlord and Current Address:
       Margen Management Co.,
       E.B. Shapiro
       710 Anthony Trail
       Northbrook, Illinois 60062
C.     Rent Payable to:
       _______________________
       c/o Margen Management
       Co. - E.B. Shapiro
       710 Anthony Trail
       Northbrook, Illinois 60062
D.     Tenant and Current Address:
       HealthMate Inc.
       3175 McArthur
       Northbrook, IL 60062
E.     Date of Lease:                                          February 8, 1989
F.     Lease Term:                                             36 1/2 Months
G.     Commencement Date of Term                               February 11, 1989
H.     Expiration Date of Term:                                February 28, 1992
I.     Monthly Rent (Initial):                                 $4,750.00
J.     Square Footage Applicable to Premises                   13,412 Sq. Ft.
K.     Square Footage of the Building                          97,841 Sq. Ft.
       Stops:    R.E. Taxes                                    $1.00 per Sq. Ft.
                 Operating Expenses                            $0.10 per Sq. Ft.
L.     Adjustment Lease Term:                                  Prior Year
M.     Tenant's Proratable Share of Building                   13.71%
N.     Amount of Security Deposit (1 month)                    $4,750.00
O.     Space/Premises Address                                  650 B
P.     Specified Use of Premises:                              Assembly of Medical Equipment
Q.     H.V.A.C. Filter Change Service:                         Tenant's Responsibility
R.     Fire Alarm Service by Landlord:                         Total System by Landlord: Individual
                                                               Premises by Tenant if
                                                               so desired.
S.     Guarantor(s) an Current Address:                        ______________________
                                                               ______________________
                                                               ______________________
 T.    Option to Renew:                                        ______________________



                           MARGEN MANAGEMENT COMPANY

                           COMMERCIAL LEASE AGREEMENT

THIS LEASE is made this 8th day of February, 1989, by and between:

     LANDLORD:      HARBOR INDUSTRIAL PLAZA as agent for the Beneficiaries
                    of American National Bank and Trust Company of
                    Chicago Trust No. 42683 dated April 28, 1978
                    c/o Margen Management Co.
                    710 Anthony Trail
                    Northbrook, Illinois 60062
                    Attention:  Eugene B. Shapiro

     TENANT:        HealthMate Inc.
                    Address:  650 B. Anthony Trail
                               Northbrook, IL 60062

     who hereby mutually covenant and agree as follows:

1.   GRANT:  Landlord for and in consideration of the rents herein reserved and
     -----
of the covenants and agreements herein contained on the part of Tenant to be performed, hereby leases to Tenant, and Tenant hereby lets from Landlord, premises consisting of approximately 13,412 square feet, commonly known as Space No. B (the "Premises") in the building located at 650 Anthony Trail, Northbrook, Illinois (the "Building"), being the real estate legally described on Exhibit "A" attached hereto (the "Real Estate"), which Premises are outlined on the site plan attached hereto as Exhibit "A".

2.   TERM:  The Term of this Lease shall commence on February 11, 1989, (the
     -----
"Commencement Date") and shall expire on February 28, 1992 (the "Expiration Date"), unless sooner terminated as herein set forth.

3.   TENANT'S PRO RATA SHARE:  As used in this Lease, Tenant's Pro Rata Share
     -----------------------
shall be 13.71%.

4.   RENT:
     ----

(a) Tenant agrees to pay monthly as base rental (the "Base Rental") during the first twelve months of the Term of this Lease the sum of ($4,750.00), which amount shall be payable to Landlord at the address shown above on the first day of each month. The Base Rental for each successive twelve (12) month period during the Term of this Lease shall increase as follows:

MONTHLY RENTAL SCHEDULE      February 11, 1989    February 28, 1989       0 Rent
                             March 1, 1989        February 28, 1990    $4,750.00
                             March 1, 1990        February 28, 1991    $6,985.42
                             March 1, 1991        February 28, 1992    $7,264.83

One monthly installment of Base Rental shall be due and payable on March 1, 1989 by Tenant for the first month's Base Rental and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the "Commencement Date" during the demise Term; provided, that if the Commencement Date should be a date other than the first day of a calendar month, the monthly rental set forth above shall be pro rated to the end of that calendar month, and all succeeding installments of rent shall be payable on or before the first day of each succeeding calendar month during the Term. Tenant shall pay, as additional rental, all other sums due under this Lease.

(b) Tenant agrees to pay Landlord as additional rental Tenant's Pro Rata Share of (i) the Real Estate Taxes (as defined below) for the Property in excess of $1.00/square foot and (ii) the Operating Expenses (as defined below) for the Building in excess of the sum of $.10 per square foot. Landlord shall, within nine months following determination such sums for which additional rental is due under this paragraph, invoice Tenant for the additional rental. The invoice shall include in reasonable detail all computations of the additional rental, and Tenant agrees to pay the additional rental within ten days following receipt of such invoice. If the Expiration Date is other than the last day of a calendar year, the amount of any additional rental payable by Tenant applicable to the year in which the Expiration Date shall occur shall be prorated on the ratio that the number of days from the commencement of such year to and including the Expiration Date bears to 365. If at any time during the Term of this Lease, Landlord has reason to believe the per square foot Operating Expenses for the calendar year will exceed the sum set forth above, Landlord may direct Tenant to prepay monthly one-twelfth of an amount equal to the additional rental paid for such item in the previous year. If the invoice delivered in accordance with this subparagraph 4(b) shows an amount owing by Tenant that is less than the sum of the monthly payments made by Tenant in the previous calendar year , Landlord may elect to apply such excess payment toward an additional rental due in the current year or to refund the excess to Tenant. If such invoice shows an amount owing by Tenant which is more than the sum of the monthly payments made by Tenant in the previous calendar year, Tenant shall pay such deficiency to Landlord within ten (10) days after receipt of the invoice. During the year in which this Lease terminate Landlord shall have the option to invoice Tenant for Tenant's Pro Rata Share of the excess Real Estate Taxes and/or Operating Expenses based upon the previous year's Real Estate Taxes and/or Operating Expenses; Landlord shall invoice Tenant under this option within thirty (30) days prior to the termination of the Lease or at any time thereafter. Tenant shall have the right, at its own expense and at a reasonable time, to audit Landlord's books relevant to the additional rentals due under this paragraph.

The term "Operating Expenses" as used herein includes all expenses incurred with
          ------------------
respect to the maintenance and operation of the Building and/or the Property including, but not limited to, maintenance and repair costs, sewer, security, trash and snow removal, landscaping, utility bills repairs, maintenance, or other expenses for maintaining and operating the Building including the common area and parking area maintenance, and all insurance premiums Landlord is required to pay or deems necessary to pay, including public liability insurance, with respect to the Building. The term "Operating Expenses" does not include any capital improvement to the Building nor shall it include repairs, restoration or other work occasioned by fire, windstorm or other casualty, income and franchise taxes of Landlord, expenses incurred in leasing to or procuring of tenants, leasing commissions, advertising expenses, expenses for the renovating space for new tenants, interest or principal payments on any mortgage or other indebtedness of Landlord, compensation paid to any employee of Landlord for any depreciation allowance or expense.

The term "Real Estate Taxes" as used above includes any and all federal, state
          -----------------
and local governmental taxes, assessments and charges of every kind and nature whatsoever, whether general, special, ordinary or extraordinary which Landlord shall pay or become obligated to pay in connection with or because of ownership, leasing, management, control or operation of the Building and/or the Property and all other matters with respect thereto, including but not limited to attorney's fees, appraisal charges, and all other costs and expenses incurred by Landlord in seeking a reduction of the Real Estate Taxes.

(c) If any increase in the fire insurance premiums paid by Landlord for the Building is caused by Tenant's use and occupancy of the Premises, or if Tenant vacates the Premises and causes an increase in such premiums, then Tenant shall pay as additional rental the amount of such increases to Landlord.

(d) Other remedies for nonpayment of rent notwithstanding, if the monthly rental payment is not received by Landlord on or before the 7th day of the month for which rent is due, or if any other payment due from Tenant is not received by Landlord on or before the 7th day of the month next following the month in which Tenant was invoiced, a service charge of five per cent (5%) of such past due amount shall become due and payable in addition to such amounts owed under this Lease. Tenant's duty to pay base rental, additional rental or any other sums due hereunder shall survive termination of this Lease by lapse of time or otherwise.

(e) No payment by Tenant or receipt by Landlord of a lesser amount than any installment or payment of Rent due shall be deemed to be other than on account of the amount due, and no endorsement or statement on any check or any letter accompanying any check or payment of Rent shall be deemed in accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or payment of Rent or pursue any other remedies available to Landlord. No receipt of money by Landlord from Tenant after the termination of this Lease or Tenant's right of possession of the Premises shall reinstate, continue or extend the Term.

5.    SECURITY DEPOSIT:  On the date of execution of this Lease by Tenant, there
      ----------------
shall be due and payable by Tenant a Security Deposit in an amount equal to one monthly Rental installments in the amount due during the last year of this Lease to be held for the performance by Tenant of Tenant's covenants and obligations under this Lease, it being expressly understood that the deposit shall not be considered an advance payment of rental nor a measure of Landlord's damage in case of default by Tenant. Upon the occurrence of an event of default by Tenant or breach by Tenant of Tenant's covenants under this Lease, Landlord may, from time to time, without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any arrears of rent and/or damage, injury, expense or liability caused to Landlord thereby and Tenant shall promptly reimburse Landlord such amount. If Tenant has fully performed this Lease, any remaining balance of the Security Deposit shall be returned by Landlord to Tenant upon termination of this Lease. Landlord shall not pay interest on the Security Deposit. Landlord may commingle the Security Deposit with other funds. Amount of Security Deposit $4,750.00.

6.    SIGNS:  Tenant shall not exhibit, inscribe, paint or affix any sign on the
      -----
exterior of the Building or the Property. Tenant may letter paint a sign on the glass panel of the front entry door or the glass window adjacent to the entry front door. All signage must have the consent of the Landlord prior to installation and such consent shall not be unreasonably withheld. Landlord, in addition to its other remedies available hereunder, may remove such sign without any liability to Tenant and Tenant shall reimburse Landlord for the cost of such removal immediately upon demand therefor. If Landlord installs a building directory, Tenant shall advise Landlord of name it desires and reimburse Landlord for costs only of Tenant's sign.

7.    USAGE:  Tenant warrants and represents to Landlord that the Premises shall
      -----
be used and occupied only for the purpose of assembly of medical equipment. Tenant shall occupy the Premises, conduct its business and control its agents, employees, invitees and visitors in such a manner as is lawful, reputable and will not create any nuisance or otherwise interfere with, annoy or disturb any other tenant in its normal business operations or Landlord in its management of the building. Tenant shall not commit, or suffer to be committed, any waste on the Premises, nor shall Tenant permit the Premises to be used in any way which would, in the opinion of Landlord, be extra hazardous on account of fire or otherwise which would in any way increase or render void the fire insurance on the Premises or contents of the building.

8.    SERVICES:  Tenant at its sole cost and expense, shall pay all charges for
      --------
gas, water (only if necessary) and electricity used by Tenant and during the term of this Lease. Gas and electric meters will be provided for tenant's premises.

9.    HOUSEKEEPING:  Tenant will instruct its employees to cooperate and keep
      ------------
the common areas in an orderly manner.   The Tenant will be responsible for any
nuisance caused by its employees, contractors, invitees, licensees or visitors.

10.   REPAIRS AND MAINTENANCE.
      -----------------------

(a) Unless otherwise expressly provided, Landlord shall not be required to make any improvements, replacements or repairs of any kind or character to the Premises during the Term of this Lease. Landlord shall maintain only the roof, foundation, parking area, landscaped areas, and the structural soundness of the exterior walls (excluding all exterior glass and overhead doors, if any) of the Building in good repair and condition except for reasonable wear and tear. Landlord's cost of maintaining the items set forth in this subparagraph are subject to the additional rental provisions in paragraph 4. Tenant shall repair and pay for any damage caused by the negligence or default of Tenant or Tenant's agents, employees, invitees, licensees or visitors. Landlord shall not be liable to Tenant, except as expressly provided in this Lease, for any damage or inconvenience, and Tenant shall not be entitled to any abatement or reduction of rent by reason of any repairs, alterations or additions made by Landlord under this Lease. Tenant shall at its own costs and expense, maintain all other parts of the Premises and other improvements on the Premises in good repair and condition including all necessary replacements, particularly, plumbing, electrical heating and air conditioning equipment.

(b) Tenant shall, at its own cost and expense, repair or replace any damage or injury to all or any part of the Premises or the dock or other common areas caused by Tenant or Tenant's agents, employees, invitees, licensees or visitors; provided, however, if Tenant fails to make the repairs or replacements promptly, Landlord may, at its option, make the repairs or replacements and the cost of such repairs or replacements shall be charged to Tenant as additional rental and shall become payable by Tenant with the payment of the rental next due hereunder. Tenant's duty under this paragraph shall survive termination of this Lease by lapse of time or otherwise.

(c) Tenant shall not allow any damages to be committed on any portion of the Premises, and at the termination of this Lease, by lapse of time or otherwise, Tenant shall deliver the Premises to Landlord in as good condition as existed at the Commencement Date, ordinary wear and tear excepted. The cost and expense of any repairs necessary to restore the condition of the Premises shall be borne by Tenant, and if Landlord undertakes to restore the Premises it shall have a right of reimbursement against Tenant.

(d) All requests for repairs or maintenance that are the responsibility of Landlord pursuant to any provision of this Lease must be made in writing to Landlord at the address set forth above.

11.   COMPLIANCE WITH LAWS, RULES AND REGULATIONS:  Tenant, at Tenant's expense,
      -------------------------------------------
shall comply with all laws, ordinances, orders, rules and regulations of state, federal, municipal or other agencies or bodies having jurisdiction relating to the use, condition and occupancy of the Premises. Tenant will comply with the rules of the Building adopted by Landlord which are set forth on a schedule attached to this Lease. Landlord shall have the right at all times to change the rules and regulations of the Building or to amend them in any reasonable manner as may be deemed advisable for the safety, care and cleanliness, and for the preservation of good order, of the Premises. All changes and amendments in the rules and regulations of the Building will be sent by Landlord to Tenant in writing and shall therefore be carried out and observed by Tenant.

12.   LANDLORD IMPROVEMENTS:  If construction to the Premises is to be performed
      ---------------------
by Landlord prior to Tenant's occupancy, Landlord will commence and/or complete the construction of the improvements constituting the Premises, including partitions, in accordance with the floor plan and its specifications agreed to by the parties and made a part of this Lease by reference. The floor plan shall be approved and signed by the parties prior to the commencement of construction. Any changes or modifications to the approved plans and specifications shall be made and accepted by written change order signed by Landlord and Tenant and shall constitute an amendment to this Lease. Upon completion of the Premises and other improvements in accordance with the plans and specifications, Tenant agrees to execute and deliver to Landlord a letter accepting delivery of the Premises.

13.   ALTERATIONS AND IMPROVEMENTS:  Tenant shall not make or allow to be made
      ----------------------------
any alterations or physical additions in or to the Premises without first obtaining the written consent of Landlord. Any alterations, physical additions or improvements to the Premises made by Tenant shall at once become the property of Landlord and shall be surrendered to Landlord upon the termination of this Lease. Landlord, at its option, may require Tenant to remove any physical additions and/or repair any alterations in order to restore the Premises to the condition existing at the time Tenant took possession, all costs of removal and/or alterations to be borne by Tenant. This clause shall not apply to moveable equipment or furniture owned by Tenant which may be removed by Tenant at the end of the Term of this Lease if Tenant is not then in default and if such equipment and furniture is not then subject to any other rights, liens and interests of Landlord.

14.   CONDEMNATION:
      ------------

(a) If, during the Term of this Lease, all or a substantial part of the Building or the Premises are taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the Premises for the purpose for which they are then being used, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease effective on the date physical possession is taken by the condemning authority. Tenant shall have no claim to the condemnation award.

(b) In the event a portion of the Building or the Premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and this Lease is not terminated as provided in subparagraph (a) above, the base rental payment under this Lease during the unexpired portion of the Term shall be adjusted to such an extent as may be fair and reasonable under the circumstances. Tenant shall have no claim to the condemnation award.

15.   FIRE AND CASUALTY:
      -----------------

(a) If the Premises should be totally destroyed by fire or other casualty, or if the Premises should be so damaged so that rebuilding cannot reasonably be completed with one hundred eighty (180) working days after the date of written notification by Tenant to Landlord of the destruction, this Lease shall terminate and the rent shall be abated for the unexpired portion of the Lease, effective as of the date of the written notification.

(b) If the Premises or the Building should be partially damaged by fire or other casualty, and rebuilding or repairs can reasonably be completed within one hundred eighty (180) working days from the date of written notification by Tenant to Landlord of the destruction, this Lease shall not terminate, but Landlord may at its sole risk and expense proceed with reasonable diligence to rebuild or repair the Building or other improvements to substantially the same condition in which they existed prior to the damage. If the Premises are to be rebuilt or repaired and are untenantable in whole or in part following the damage, and provided the damage or destruction was not caused or contributed to by act, failure to act or negligence of Tenant, its agents, employees, invitees or those for whom Tenant is responsible, the rent payable under this Lease during the period for which the Premises are untenantable shall be adjusted to such an extent as may be fair and reasonable under the circumstances. In the event that Landlord fails to complete the necessary repairs or rebuilding within one hundred eighty (180) working days from the date of written notification by Tenant to Landlord of the destruction, Tenant may at its option terminate this Lease by delivering written notice of termination to Landlord, whereupon all rights and obligations under this Lease shall cease to exist.

16.   INSURANCE: (a) At all times subsequent to Tenant's taking possession of
      ---------
the Premises, Tenant shall, at its sole cost and expense maintain:

      (i) Comprehensive General Public Liability Insurance against claims for personal injury, death or property damage occurring in connection with the use and occupancy of the Premises, naming Tenant and Trustee and its beneficiaries and the management of the Building as the named insurers, such insurance to afford protection to the limit of not less than Five Hundred Thousand Dollars ($500,000.00) in respect to injury or death of a single person and to the limit of not less than One Million Dollars ($1,000,000.00) in respect to any one accident, and to the limit of not less than One Hundred Thousand Dollars ($100,000.00) in respect to property damage.

      (ii) Steam Boiler Insurance on all steam boilers, pressure tanks and other such apparatus, if any, as shall from time to time be installed by Tenant on the Premises, in such amount as Landlord may from time to time reasonably require.

      (iii) Worker's Compensation Insurance shall be maintained at all times when any work is in process in connection with any change or alteration being made by Tenant and Tenant shall maintain or hire only such contractors who maintain Worker's Compensation Insurance covering all persons employed in connection within the work and with respect to whom death or bodily injury claims could be asserted against Landlord, the Trustee or its beneficiaries, as well as Tenant or the Premises.

      (iv) Fire and Extended Coverage Insurance (contents broad form) on Tenant's personal property located in the Premises in amounts reasonably deemed adequate by Tenant to fully insure such personal property.

(b) With respect to policies which Tenant is required to procure and maintain hereunder:

      (i) Each such policy shall contain an agreement or endorsement that it will not be canceled by insurer without at least thirty (30) days' prior written notice to Landlord.

      (ii) Each such policy, or a certification therefor issued by insurer thereunder, shall be deposited by Tenant with Landlord.

      (iii) If Tenant furnishes any insurance in the form of a blanket policy, it will furnish satisfactory proof that such blanket policy complies in all respects with the provisions of this Lease, and that the coverage thereunder is at least equal to the coverage which would be provided under a separate policy covering only the Premises.

      (iv) Each such policy shall be issued by insurers of recognized responsibility licensed to do business in Illinois.

      (v) Not less than thirty (30) days prior to the expiration date of any such policy, Tenant will furnish Landlord with a new policy or certificate therefor or a renewal thereof in substitution of the expiring policy.

      (vi) Tenant will not do, suffer or permit any act or omission, whether upon the Premises or otherwise, which might or would void or impair the obligation of such policy or insurance.

(c)   Landlord agrees to maintain for the Building in force during the Term:
(i) Comprehensive General Liability Insurance on an occurrence basis with minimum limits of liability in an amount of Five Hundred Thousand Dollars ($500,000) for bodily injury, personal injury or death to any one person and One Million Dollars ($1,000,000) for bodily injury, personal injury or death to more than one person and One Hundred Thousand Dollars ($100,000) with respect to damage to property, including water and sprinkler damage to the Building; and
(ii) Fire Insurance, with extended coverage and vandalism and malicious mischief endorsements, in an amount adequate to cover at least eighty percent (80%) of the replacement value of the Building.

(d) Each party shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any damage covered by any policy. Neither party shall be liable to the other for any damage caused by fire or any of the risks insured against under any insurance policy required by this Lease. If any insurance policy cannot be obtained with a waiver of subrogation, or is obtainable only by the payment of an additional premium charge above that charged by insurance companies issuing policies without waiver of subrogation, the party undertaking to obtain the insurance shall notify the other party of this fact. The other party shall have a period of ten (10) days after receiving the notice either to place the insurance with a company that is reasonably satisfactory to the other party and that will carry the insurance with a waiver of subrogation, or to agree to pay the additional premium if such a policy is obtainable at additional cost. If the insurance cannot be obtained or the party in whose favor a waiver of subrogation is desired refuses to pay the additional premium charged, the other party is relieved of the obligation to obtain a waiver of subrogation rights with respect to the particular insurance involved.

17.   HOLD HARMLESS:  Landlord shall not be liable to Tenant's employees,
      -------------
agents, invitees, licensees or visitors, or to any other person, for any injury to person or damage to property on or about the Property caused by the negligence or misconduct of its agents, servants or employees, or of any other person entering upon the Property under express or implied invitation by Tenant, or caused by the Building and improvements located on the Property becoming out of repair, or caused by leakage of gas, oil, water or steam or by electricity emanating from the Building. Tenant agrees to indemnify and hold harmless Landlord of and from any loss, attorney's fees, expenses or claims arising out of any such damage or injury.

18.   QUIET ENJOYMENT:  Landlord warrants that it has full right to execute and
      ---------------
to perform this Lease and to grant the estate demised and that Tenant, upon payment of the required rents and performing the terms, conditions, covenants and agreements contained in this Lease, shall peaceably and quietly have, hold and enjoy the premises during the full Term of this Lease as well as any extension or renewal thereof. Landlord shall not be responsible for the acts or omissions of any other tenant or third party that may interfere with Tenant's use and enjoyment of the Premises.

19.   LANDLORD'S RIGHT OF ENTRY:  Landlord shall have the right, at all
      -------------------------
reasonable hours, to enter the Premises for the following reasons: inspection, making repairs; making alterations or additions as Landlord may deem necessary or desirable; determining Tenant's use of the Premises; determining if an act of default under this Lease has occurred; and to show the Premises to prospective tenants or purchasers of the Property.

20.   ASSIGNMENT OR SUBLEASE:  Landlord shall have the right to transfer and
      ----------------------
assign, in whole or in part, its rights and obligations in the Building and the Property. Tenant shall not assign this Lease or sublet all or any part of the Premises without the prior written Consent of Landlord. In addition, Landlord shall have the option, upon receipt from Tenant of written request for Landlord's consent to subletting or assignment, to cancel this Lease as of the date the requested subletting or assignment is to be effective by delivering written notice of such exercise within twenty (20) days. In the event of any assignment or subletting, Tenant shall nevertheless at all times remain fully responsible and liable for the payment of the rent and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. Upon the occurrence of an "event of default" as defined below, if all or any part of the Premises are then assigned or sublet, Landlord, in addition to any other remedies provided by this Lease or provided by law, may, at its option, collect directly from the assignee or sublessee all rents becoming due to Tenant by reason of the assignment or sublease, and Landlord shall have a security interest in all properties on the Premises to secure payment of such sums. Any collection directly by Landlord from the assignee or sublessee shall not be construed to constitute a notation or a release of Tenant from the further performance of its obligations under this Lease.

21.   LANDLORD'S LIEN:  As security for payment of rent, damages and all other
      ---------------
payments required to be made by this Lease, Tenant hereby grants to Landlord a lien upon all property of Tenant now or subsequently located upon the Premises. If Tenant abandons or vacates any substantial portion of the Premises or is in default in the payment of any rentals, damages or other payments required to be made by this Lease or is in default of any other provision of this Lease, Landlord may enter upon the Premises, by picking or changing locks if necessary, and take possession of all or any part of the personal property, and may sell all or any part of the personal property at a public or private sale, in one or successive sales, with or without notice, to the highest bidder for cash, and, on behalf of Tenant, sell and convey all or part of the personal property to the highest bidder, delivering to the highest bidder all of Tenant's title and interest in the personal property sold to him. The proceeds of the sale of the personal property shall be applied by Landlord toward the reasonable costs and expenses of the sale, including attorney's fees, and then toward the payment for all sums then due by Tenant to Landlord under the terms of this Lease; any excess remaining shall be paid to Tenant or any other person entitled thereto by law.

22.   UNIFORM COMMERCIAL CODE OF ILLINOIS:  This Lease is intended as and
      -----------------------------------
constitutes a security agreement within the meaning of the Uniform Commercial Code of the State of Illinois and Landlord, in addition to the rights prescribed in this Lease, shall have all of the rights, titles, liens and interests in and to Tenant's property now or hereafter located upon the Premises which are granted a secured party, as that term is defined, under the Uniform Commercial Code to secure the payment to Landlord of the various amounts provided in this Lease. Tenant will on request execute and deliver to Landlord a financial statement for the purpose of perfecting Landlord's security interest under this Lease or Landlord may file this Lease or a copy thereof as a financial statement.

23.   DEFAULT BY TENANT:  The following shall be deemed to be events of default
      -----------------
by Tenant under this Lease:

(a) Tenant shall fail to pay when due any installment of rent or any other payment required pursuant to this Lease:

(b)   Tenant shall vacate or abandon any portion of the Premises;

(c) Tenant shall fail to comply with any term provision or covenant of this Lease, other than the payment of rent, and the failure is not cured within thirty (30) days after written notice to Tenant;

(d) Tenant shall file a petition or be adjudged bankrupt or insolvent under the National Bankruptcy Act, as amended, or any similar law or statute of the United States or any state; or a receiver or trustee shall be appointed for all or substantially all of the assets of Tenant; or Tenant shall make a transfer in fraud of creditors or shall make an assignment for the benefit of creditors; or

(e) Tenant shall do or permit to be done any act which results in a lien being filed against the Property or the Building.

24.   REMEDIES FOR TENANT'S DEFAULT:  Upon the occurrence of any event of
      -----------------------------
default, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand:

(a) Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to surrender the Premises, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises, by picking or changing locks if necessary, and lock out, expel, or remove Tenant and any other person who may be occupying all or any part of the Premises without being liable for prosecution of any claim for damages. Tenant agrees to pay on demand the amount of all loss and damage which Landlord may suffer by reason of the termination of the Lease under this subparagraph, whether through inability to relet the Premises on satisfactory terms or otherwise.

(b) Enter upon and take possession of the Premises, by picking or changing locks if necessary, and lock out, expel or remove Tenant and any other person who may by occupying all or any part of the Premises without being liable for any claim for damages, and relet the Premises on behalf of Tenant and receive directly the rent by reason of the reletting. Tenant agrees to pay Landlord on demand any deficiency that may arise by reason of any reletting of the Premises; further, Tenant agrees to reimburse Landlord for any costs or expenses incurred by it for the reletting of the Premises, including attorneys' fees and broker's commission.

(c) Enter upon the Premises, by picking or changing locks if necessary, without being liable for prosecution of any claim for damages, and do whatever Tenant is obligated to do under the term of this Lease. Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in effecting compliance with Tenant's obligations under this Lease; further, Tenant agrees that Landlord shall not be liable for any damages resulting to Tenant from effecting compliance with Tenant's obligations under this subparagraph caused by the negligence of Landlord or otherwise.

25.   WAIVER OF DEFAULT OR REMEDY:  Failure of Landlord to declare an event of
      ---------------------------
default immediately upon its occurrence, or delay in taking any action in connection with an event of default, shall not constitute a waiver of the default, but Landlord shall have the right to declare the default at any time and take such action as is lawful or authorized under this Lease. Pursuit of any one or more of the remedies set forth in paragraph 24 above shall not preclude pursuit of any one or more of the other remedies provided elsewhere in this Lease or provided by law, nor shall pursuit of any remedy provided constitute forfeiture or waiver of any rent or damages accruing to Landlord by reason of the violation of any of the terms, provisions or covenants of this Lease. Failure by Landlord to enforce one or more of the remedies provided upon an event of default shall not be deemed or constitute a waiver of the default or of any other violation or breach of any of the terms, provisions and covenants contained in this Lease. Waiver of a default shall not constitute waiver of any other or further default.

26.   ACTS OF GOD:  Landlord shall not be required to perform any covenant or
      -----------
obligation in this Lease, or be liable in damages to Tenant, so long as the performance or non-performance of the covenant or obligation is delayed, caused by or prevented by an act of God or force majeure.

27.   ATTORNEY'S FEES:  In the event Tenant defaults in the performance of any
      ----------------
of the terms, covenants, agreements or conditions contained in this Lease and Landlord places in the hands of an attorney the enforcement of all or any part of this Lease, the collection of any rent due or to become due or recovery of the possession of the Premises, Tenant agrees to pay Landlord reasonable attorney's fees for the services of the attorney, whether suit is actually filed or not. In no event shall the attorney's fees be less than fifteen percent (15%) of the outstanding balance owed by Tenant to Landlord.

28.   HOLDING OVER:  In the event of holding over by Tenant after the expiration
      ------------
or termination of this Lease, the hold over shall be as a Tenant at will and all of the terms and provisions of this Lease shall be applicable during that period, except that Tenant shall pay Landlord as rental for the period of such hold over an amount equal to double the rent payable for the month immediately preceding said holding over, computed on a month to month basis (without reduction for any partial months). Tenant agrees to vacate and deliver the Premises to Landlord upon Tenant's receipt of notice from Landlord to vacate. The rental payable during the hold over period shall be payable to Landlord on demand. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except Landlord shall have option to elect to treat such hold over as a renewal of this Lease for one (1) year on all terms and conditions herein, which election may be exercised by Landlord at any time from time to time during a hold over by giving written notice thereof to Tenant. The provisions of this Paragraph 28 shall not be deemed to limit or exclude any of Landlord's rights of re-entry or any other right or remedy granted to Landlord hereunder or by law. In the event Tenant fails to surrender the Premises upon termination or expiration of this Lease or such month-to-month tenancy, then Tenant shall indemnify Landlord against all loss, cost, expenses or liability resulting from any delay of Tenant in not surrendering the Premises, including, but not limited to, any amounts required to be paid to third parties who were to have occupied the Premises and any attorney's fees or broker's commissions related thereto.

29.   RIGHTS OF MORTGAGEE:  Tenant accepts this Lease subject and subordinate to
      -------------------
any recorded mortgage or deed of trust lien presently existing or hereafter created upon the Premises by Landlord. Landlord is hereby irrevocably vested with full power and authority to subordinate Tenant's interest under this Lease to any mortgage or deed of trust lien hereafter placed on the Premises, and Tenant agrees upon demand to execute additional instruments subordinating this Lease as Landlord may require. If the interests of Landlord under this Lease shall be transferred by reason of foreclosure or other proceedings for enforcement of any mortgage or deed of trust on the Premises, Tenant shall be bound to the transferee (sometimes called the "Purchaser"), at the option of the Purchaser, under the Terms, covenants and conditions of this Lease for the balance of the term remaining, and any extensions or renewals, with the same force and effect as if the Purchaser were Landlord under this Lease, and, if requested by the Purchaser, Tenant agrees to attorn to the Purchaser, including the mortgagee under any such mortgage if it be the Purchaser, as its Landlord.

30.   ESTOPPEL CERTIFICATE:  Tenant agrees to furnish promptly, from time to
      --------------------
time, upon request of Landlord or Landlord's mortgagee, a statement certifying, if applicable, that Tenant is in possession of the Premises; the Premises are acceptable; the Lease is in full force and effect; the Lease is unmodified; Tenant claims no present charge, lien, or claim of offset against rent;

the rent is paid for the current month, but is not prepaid for more than one month and will not be prepaid for more than one month in advance; there is no existing default by reason of some act or omission by Landlord; and such other matters as may be reasonably required by Landlord or Landlord's mortgagee.

31.   SUCCESSORS:  This Lease shall be binding upon and inure to the benefit of
      ----------
Landlord and Tenant and their respective heirs, personal representatives, successors and assigns. It is hereby covenanted and agreed that should Landlord's interest in the Premises cease to exist for any reason during the term of this Lease, then notwithstanding the happening of such event this Lease nevertheless shall remain unimpaired and in full force and effect and Tenant hereunder agrees to attorn to the then owner of the Premises. If Landlord sells, assigns or otherwise transfers its interest in the Property, Landlord shall have the right to transfer the Security Deposit to such purchaser to be held under the terms of this Lease and, in such event, Landlord shall be released from all liability for holding or returning the Security Deposit to Tenant.

32.   RENT TAX:  If applicable at any time during the Term, Tenant shall pay and
      --------
be liable for all rental, sales and use taxes or other similar taxes, if any, levied or imposed by any city, state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid to Landlord by Tenant under the terms of this Lease. Any such payment shall be paid concurrently with the payment of the rent upon which the tax is based.

33.   DEFINITION:  The following definitions apply to the terms set forth below
      ----------
as used in this Lease:

(a) "Abandon" means the vacating of all or a substantial portion of the Premises by Tenant, whether or not Tenant is in default of the rental payments due under this Lease.

(b) An "act of God" or "force majeure" is defined for purposes of this Lease as strikes, lockouts, sit-downs, material or labor restrictions, by any governmental authority, unusual transportation delays, riots, floods, washouts, explosions, earthquakes, fire, storms, weather (including wet grounds or inclement weather which prevents construction), acts of public enemy, wars, insurrections and any other cause not reasonably within the control of Landlord and which by the exercise of due diligence Landlord is unable, wholly or in part, to prevent or overcome.

(c) The "Commencement Date" shall be the date set forth in Paragraph 2. The Commencement Date shall constitute the commencement of this Lease for all purposes, whether or not Tenant has actually taken possession.

(d) "Square Feet" or "square foot" as used in this Lease includes the area contained within the space occupied by Tenant together with a common area percentage factor of Tenant's space proportionate to the total building area as determined by the architect by measuring to the outside of the exterior walls and to the center of the demising walls of the Building.

34.   MISCELLANEOUS:  The captions appearing in this Lease are inserted only as
      -------------
a matter of convenience and in no way define, limit, construe or describe the scope or intent of such paragraph. If any provision of this Lease shall ever be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Lease, and such other provisions shall continue in full force and effect. This Lease shall be deemed to have been made in and shall be construed in accordance with the laws of the State of Illinois.

In the absence of fraud, no person, firm, or corporation or the heirs, legal representatives, successors or assigns respectively, executing this Lease in a representative capacity shall be held individually liable hereunder.

A default in this Lease or in any other Lease made between Landlord and Tenant shall, at the option of the Landlord, be deemed a default under this Lease, the other Lease or both Leases.

This Lease shall become effective only upon execution by both Landlord and Tenant and Tenant's payment of the Security Deposit and first month's rent.

35.   NOTICE:
      ------

(a) All rent and other payments required to be made by Tenant shall be payable to Landlord at the address set forth on page 1.

(b) All payments required to be made by Landlord to Tenant shall be payable to Tenant at the address set forth on page 1 or at any other address within the United States as Tenant may specify from time to time by written notice.

(c) Any notice or document required or permitted to be delivered by this Lease shall be deemed to be delivered (whether or not actually received) when hand delivered or when deposited in the United States Mail, postage prepaid, certified mail, return receipt requested, addressed to the parties at the respective addresses set forth on Page 1.

36.   REAL ESTATE BROKER:  Tenant warrants that it has no dealings with any
      ------------------
broker or agent other than Howard Ecker and Florrie Gottainer in connection with this Lease and covenants to pay, defend hold harmless and indemnify Landlord from and against any and all costs, expense or liability for any compensation, commission or charges claimed by any broker or agent with respect to this Lease or the negotiation thereof.

37.   BINDING EFFECT AND LIMITATION OF LIABILITY:  Except as expressly provided
      ------------------------------------------
herein, this Lease shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and permitted assigns, and all covenants and agreements herein contained to be observed and performed by Tenant shall be joint and several. Anything in this Lease to the contrary notwithstanding, Tenant agrees that Tenant shall look solely to the estate and interest of Landlord, its successors and assigns, in and to the project of which the Premises are a part or the proceeds therefrom for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord hereunder, and no other property or assets of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or Tenant's use, or occupancy of the Premises.

38.   ENTIRE AGREEMENT AND LIMITATION OR WARRANTIES:  IT IS EXPRESSLY AGREED BY
      ---------------------------------------------
TENANT, AS A MATERIAL CONSIDERATION FOR THE EXECUTION OF THIS LEASE, THAT THIS LEASE, WITH THE SPECIFIC REFERENCES TO WRITTEN EXTRINSIC DOCUMENTS, IS THE ENTIRE AGREEMENT OF THE PARTIES; THAT THERE ARE, AND WERE, NO VERBAL REPRESENTATIONS, WARRANTIES, UNDERSTANDINGS, STIPULATIONS, AGREEMENTS OR PROMISES PERTAINING TO THIS LEASE OR THE EXPRESSLY MENTIONED WRITTEN EXTRINSIC DOCUMENTS NOT INCORPORATED IN WRITING IN THIS LEASE. LANDLORD AND TENANT EXPRESSLY AGREE THAT THERE ARE AND SHALL BE NO IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OF ANY OTHER KIND ARISING OUT OF THIS LEASE AND THERE ARE NO WARRANTIES WHICH EXTEND BEYOND THOSE EXPRESSLY SET FORTH IN THIS LEASE. IT IS LIKEWISE AGREED THAT THIS LEASE MAY NOT BE ALTERED, WAIVED, AMENDED OR EXTENDED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY BOTH LANDLORD AND TENANT.

39.   AUTHORITY:  If Tenant is a corporation, Tenant agrees to provide a
      ---------
certified copy of resolutions duly adopted by its Board of Directors and a certified copy of such relative portion of its By-Laws setting forth that the execution and delivery of this Lease have been duly and validly authorized by all necessary and appropriate corporate action and that this Lease is valid and binding and fully enforceable in accordance with its terms. Tenant does hereby warrant and represent that its signatories whose signatures appear below have been and are on the date of this Lease duly authorized by all necessary and appropriate corporate action to execute this Lease.

40.   CONTROL OF TENANT:  If Tenant is a corporation, and if at any time during
      -----------------
the Term the persons, firms or corporations who own a majority of its shares at the time of execution of this Lease cease to own such shares and such succession shall not first have been approved in writing by Landlord, then such succession shall, at the option of Landlord, be deemed a default by Tenant under this Lease. If Tenant is a limited partnership, and if at any time during the terms of this Lease any person, from a corporation, who, at the date hereof, is a general partner thereof ceases to be such a general partner and such succession shall not first have been approved in writing by Landlord, then such succession shall, at the option of Landlord, be deemed a default by Tenant under this Lease.

41.   FINANCIAL STATEMENTS:  Tenant shall provide Landlord with a copy of its
      --------------------
annual Financial Statements prepared in accordance with generally accepted accounting principles within thirty days (30) when requested by Landlord.

IN WITNESS WHEREOF, the parties hereto have duly executed the foregoing instrument or caused the same to be executed the day and year first above written.

LANDLORD:                               TENANT:
Harbor Industrial Plant                 -------------------------------

By:  /s/                                By:  /s/
     -------------------------             ----------------------------
     Vice President                        (Name and Title)

     /s/
     -------------------------
     EUGENE B. SHAPIRO

Eugene B. Shapiro                         ATTEST:
as agent for the beneficiaries of
American National Bank                    (Seal)
----------------------
Trust No. 42807 and 42683
          ---------------
                                          By:
                                             --------------------------
                                             Title

                    CERTIFICATE (if Tenant is a Corporation)

     I, _________________________, Secretary of ________________________________
__________________________, Tenant, hereby Certify that the officers executing the foregoing Lease on behalf of ___________________________________________________________, a
______________________ corporation, were duly authorized to act in their capacities as the (Vice) President and (Assistant) Secretary of said corporation and their actions are the action of said corporation, as Tenant.

Dated:
      -----------------------              -----------------------
                                           Secretary
(Corporate Seal)

                                    GUARANTY
                                    --------

     The undersigned hereby agree to guarantee the full and prompt performance of Tenant of all of the terms, covenants, conditions and obligations of Tenant under the foregoing Lease and to pay all costs and attorneys' fees incurred by Landlord in enforcing the foregoing Lease or this Guaranty and Landlord shall have the right, in its sole discretion, to proceed first directly against the undersigned Guarantors without exhausting any other remedies which it may have.

Date:
     --------------------------

Guarantor's Signature                Name and Address
---------------------                ----------------

--------------------------------     --------------------------------
                                     --------------------------------
--------------------------------     --------------------------------
                                     --------------------------------

                             RULES AND REGULATIONS


1. Tenant shall not make any alterations or additions in or about the Premises without Landlord's prior written consent and all such work shall comply with Village of Northbrook's ordinances, rules and regulations.

2. Tenant shall not at any time occupy any part of the Premises or project as sleeping or lodging quarters.

3. Tenant shall not place, install or operate on the Premises or in any part of the Building, any engine, stove or machinery, or conduct mechanical operations or cook thereon or therein, or place or use in or about the Premises or Property any explosives, gasoline, kerosene, oil, acids, caustics, or any flammable, explosive or hazardous material without written consent of Landlord.

4. Landlord will not be responsible for lost or stolen personal property, equipment, money or jewelry from the Premises or the Property regardless of whether such loss occurs when the area is locked against entry or not.

5. No dogs, cats, fowl, or other animals shall be brought into or kept in or about the Premises or Property.

6. Employees of Landlord shall not receive or carry messages for or to any Tenant or other person, nor contract with or render free or paid services to any Tenant or Tenant's agents, employees or invitees.

7. None of the parking, plaza, recreation or lawn areas, entries, passages, doors, hallways or stairways shall be blocked or obstructed, or any rubbish, litter, trash, or material of any nature placed, emptied or thrown into these areas nor such area be used by Tenant's agents, employees or invitees at any time for purposes inconsistent with their designation by Landlord.

8. The water closets and other water fixtures shall not be used for any purpose other than those for which they were constructed, and any damage resulting to them from misuse, or by the defacing or injury of any part of the Building shall be borne by the person who shall occasion it. No person shall waste water by interfering with the faucets or otherwise.

9. No person shall disturb occupants of the Building by the use of any radios, record players, tape recorders, musical instruments, the making of unseemly noises, or any unreasonable use.

10. Nothing shall be thrown out in common areas (freight docks, etc.) and Tenant shall promptly pay for any costs resulting in clean up of common areas caused by its employees or invitees.

11. Tenant and its employees, agents and invitees shall park their vehicles only in those parking areas designated by Landlord. Upon request Tenant shall furnish Landlord with state automobile license numbers of Tenant's vehicles and its employees' vehicles. Tenant shall not leave any vehicle in a state of disrepair (including without limitation, flat tires, out of date inspection stickers or license plates) on the Premises or Property.
     If Tenant or its employees, agents or invitees park their vehicles in areas other than the designated parking areas or leave any vehicle in a state of disrepair, Landlord, after giving written notice to Tenant of such violation, shall have the right of remove such vehicles at Tenant's expense.

12. No additional locks or similar devices shall be attached to any door and no locks shall be changed except by Landlord. A master key system has been provided with key given to the fire department to be kept in their lock box to which only the fire department has a key. Upon termination of this lease, or Tenant's possession of the Premises, Tenant shall surrender all keys for all locks to the Premises.

     It is Landlord's desire to maintain in the Building and Property the highest standard of dignity and good taste consistent with comfort and convenience for Tenants. Any action or condition not meeting this high standard should be reported directly to Landlord. Your cooperation will be mutually beneficial and sincerely appreciated. Landlord reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be necessary, for the safety, care and cleanliness of the Premises and the preservation of good order therein.

                                   EXHIBIT A

                              (650 Anthony Trail)


1.   LEGAL DESCRIPTION

     LOT 2 IN MARLENES RESUBDIVISION OF LOTS 11 AND 12 IN THE RESUBDIVISION OF PART OF LOT 4 IN BLOCK 3 IN FIRST RESUBDIVISION OF SKY HARBOR INDUSTRIAL PARK UNIT ONE IN THE SOUTH HALF OF SECTION 5, TOWNSHIP 42 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

2.   BUILDING FLOOR PLAN,    ADDRESS:

     Square footage


                Diagram of property layout at 650B Anthony Trail


     Unit/Space:           Total Area:            Pro Rata Share%
     -----------           -----------            ---------------
         C                    19,545                     19.97

         B                    13,412                     13.71

         A                    25,433                     25.99

         D                    20,470                     20.92

         E                     7,940                      8.12

         F                    11,043                     11.29
                              ------                    ------

                              97,841                    100.00%
                              ------                    ------

       This Rider Is To Be Made Part Of The Lease Dated February 8, 1989
                     By And Between HealthMate Inc., Lessee
            and Eugene B. Shapiro As Agent For The Beneficiaries Of
                American National Bank Trust No. 42807 and 42683


1. Lessee's Work: Lessor will allow Lessee to install their own exhaust fan through existing opening in roof deck, and add additional electrical according to Northbrook Village Codes.

2. Lease Term: Lessee will give written notice to Lessor no later than November 28, 1989 as to their intent to remain in tenancy for years 2 and 3, or their intent to vacate the premises by February 28, 1990 with no penalty.

     Should Lessee vacate the premises at the end of (1) one year they must restore the premises to its original move-in condition.

3. Lessor's Work: Lessor agrees to remove one existing wall in the offices and bring such to proper repair in the event Lessee notifies Lessor that they are remaining for years 2 and 3.


LANDLORD:                                 TENANT:
HARBOR INDUSTRIAL PLAZA
                                          /s/
                                          -------------------------------

By:  /s/                                  By:  /s/
     -----------------------------------       --------------------------
/s/                                            (Name and Title)
----------------------------------------       Kenneth Wiefelman, President
EUGENE B. SHAPIRO                              HealthMate Inc.

Eugene B. Shapiro as agent for the
beneficiaries of American National
Bank Trust No. 42807 and 42683